UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 26, 2005

Date of report (Date of earliest event reported)

MATRIXONE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29309	02-0372301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Littleton Road

Westford, Massachusetts 01886

(Address of Principal Executive Offices, including Zip Code)

(978) 589-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05.	Amendments to the Registrant’s Code of Ethics.

On July 26, 2005, the Board of Directors of MatrixOne, Inc. (the “Registrant” or “MatrixOne”) approved the amendment of the Code of Business Conduct and Ethics (the “Code”) to provide additional reporting mechanisms for violations of the Code and further specificity with respect to the responsibility of each employee and director regarding communications internally and externally. The Code was also amended to incorporate additional language regarding the Company’s existing policies regarding insider trading, confidential information, acceptance of gifts, accounting policies, and conflicts of interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXONE, INC.

Date: August 1, 2005	By:	/s/ Gary D. Hall
Gary D. Hall Senior Vice President of Finance, Chief Financial Officer and Treasurer (principal financial and accounting officer)